     As filed with the Securities and Exchange Commission on February 20, 2002
                                                    REGISTRATION NO. 333-01375

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                                 EMC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MASSACHUSETTS                                          04-2680009
  (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

                                35 PARKWOOD DRIVE
                         HOPKINTON, MASSACHUSETTS 01748
                                 (508) 435-1000
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             ---------------------

                              PAUL T. DACIER, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                 EMC CORPORATION
                                171 SOUTH STREET
                         HOPKINTON, MASSACHUSETTS 01748
                                 (508) 435-1000
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                             ---------------------

                APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE
          TO THE PUBLIC: From time to time after the effective date of this registration statement.

                             ---------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: |_|

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: |X|

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |_|

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |_|

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: |_|

       THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                          DEREGISTRATION OF SECURITIES

         The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-8 of EMC Corporation, a Massachusetts corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") on March 1, 1996 (Registration No. 333-01375) (the "Registration Statement"), is to deregister all shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company reserved for issuance under the McDATA Corporation 1990 Class A Stock Option Plan and the McDATA Corporation 1990 Class B Stock Option Plan (together, the "Plans") which were unissued as of January 31, 2002 or not sold under the Registration Statement. There were no outstanding stock options under the Plans as of such date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Hopkinton, Commonwealth of Massachusetts, on February 20, 2002.


                                               EMC CORPORATION

                                            By:      /S/ PAUL T. DACIER
                                               --------------------------------
                                                 Paul T. Dacier
                                                 Senior Vice President and
                                                 General Counsel


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


    SIGNATURES                                        TITLE                              DATE

    /S/ MICHAEL C. RUETTGERS*                Executive Chairman (PRINCIPAL         February 20, 2002
---------------------------------------      EXECUTIVE OFFICER)
     MICHAEL C. RUETTGERS


    /S/ JOSEPH M. TUCCI                      Chief Executive Officer,              February 20, 2002
---------------------------------------      President and Director
      JOSEPH M. TUCCI


    /S/ WILLIAM J. TEUBER, JR.*              Executive Vice President and          February 20, 2002
---------------------------------------      Chief Financial Officer
      WILLIAM J. TEUBER, JR.                 (PRINCIPAL FINANCIAL AND
                                             ACCOUNTING OFFICER)


    /S/ MICHAEL J. CRONIN*                   Director                              February 20, 2002
---------------------------------------
      MICHAEL J. CRONIN


    /S/ JOHN R. EGAN*                        Director                              February 20, 2002
---------------------------------------
      JOHN R. EGAN


  [SIGNATURE PAGE TO POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT]


    SIGNATURES                                        TITLE                              DATE


    /S/ W. PAUL FITZGERALD*
---------------------------------------      Director                              February 20, 2002
      W. PAUL FITZGERALD


    /S/ WINDLE B. PRIEM
---------------------------------------      Director                              February 20, 2002
      WINDLE B. PRIEM


    /S/ ALFRED M. ZEIEN
---------------------------------------      Director                              February 11, 2002
      ALFRED M. ZEIEN


*By:     /S/ PAUL T. DACIER
     -----------------------------------                                           February 20, 2002
         Attorney-in-Fact


  [SIGNATURE PAGE TO POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT]